1 Fourth-Quarter 2022 and Full Year Results Fourth Quarter Overall Net Sales $708.7M | 3.0% Diluted Earnings Per Share: $1.36 Adjusted Diluted Earnings Per Share: $1.77 Eric M. Green President and Chief Executive Officer Chair of the Board West Pharmaceutical Services, Inc. WST Q4/FY 2022 Earnings Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development and operational performance. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-U.S. GAAP Financial Measures Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non- U.S. GAAP financial measures. Non-U.S. GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with U.S. GAAP. Please refer to “Reconciliation of Non-U.S. GAAP Financial Measures” at the end of these materials for more information. “I am pleased to report that we had a solid finish to 2022 and that we enter 2023 with a strong order book and continued demand for our core business. I am extremely proud of the many accomplishments by our global team members, as our Company has supplied critical components, solutions and systems to our base and COVID-19 related customers.” Full Year Overall Net Sales $2.887B | 2.0% Diluted Earnings Per Share: $7.73 Adjusted Diluted Earnings Per Share: $8.58

West Pharmaceutical Services, Inc. Eric M. Green President & CEO, Chair of the Board Bernard J. Birkett Senior VP & Chief Financial and Operations Officer Fourth-Quarter and Full Year Results 2022 Analyst Conference Call 9 a.m. Eastern Time | February 16, 2023

3 West Analyst Conference Call 9 a.m. Eastern Time February 16, 2023 A webcast of today’s call can be accessed in the “Investors” section of the Company’s website: www.westpharma.com To participate on the call by asking questions to Management, please register in advance at: https://register.vevent.com/register/BI1f11a77df69a4881b623 39db131c3128 Upon registration, all telephone participants will receive the dial-in number along with a unique PIN number that will be used to access the call. A replay of the conference call and webcast will be available on the Company’s website for 30 days. These presentation materials are intended to accompany today’s press release announcing the Company’s results for the fourth quarter and full year 2022 and management’s discussion of those results during today’s conference call. WST Q4/FY 2022 Earnings

4 Safe Harbor Statement This presentation and any accompanying management commentary contain “forward- looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development, operational performance and expectations regarding future events. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under our “Forward Looking Statements” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non-U.S. GAAP financial measures. Non-U.S. GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with U.S. GAAP. Please refer to “Reconciliation of Non-U.S. GAAP Financial Measures” at the end of these materials for more information. Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 Non-U.S. GAAP Financial Measures Trademarks and registered trademarks used in this report are the property of West Pharmaceutical Services, Inc. or its subsidiaries, in the United States and other jurisdictions, unless noted otherwise. Daikyo Crystal Zenith® and Daikyo CZ® are registered trademarks of Daikyo Seiko, Ltd. Daikyo Crystal Zenith technologies are licensed from Daikyo Seiko, Ltd. Trademarks WST Q4/FY 2022 Earnings

5 “Keep everlastingly at it.” Herman O. West West Founder April 14, 1923 Over the course of our 100-year history the West name has come to mean so much to so many people. The future innovations we’ll advance across the next 100 years will allow us to have a greater and more positive impact on the world, as we firmly stand by the side of our customers and patients, in new and exciting ways. WST Q4/FY 2022 Earnings 5

6 Financial Highlights WST Q4/FY 2022 Earnings • Fourth quarter 2022 net sales of $708.7 million declined 3.0%; organic net sales growth was 2.6% • Fourth quarter 2022 reported-diluted EPS of $1.36 compared to $1.93 in the same period last year; adjusted-diluted EPS of $1.77 compared to $2.04 in the same period last year • Full year 2022 net sales of $2.887 billion grew 2.0%; organic net sales growth was 7.7% • Full year 2022 reported-diluted EPS of $7.73 compared to $8.67 in the same period last year; adjusted-diluted EPS of $8.58 remained consistent with the same period last year

2022 Business Highlights

Shipped close to
47 billion components
touching billions of patients

Established landmark
collaboration with Corning in
Pharmaceutical injectable drug
delivery

Expanded capacity
at 13 existing sites with 110
major facility modifications
and over 690 pieces of
equipment

600+ new
team members joined West

Donated over $2.75M
to our local communities to help
those in greatest need

Published over 100
scientific peer-reviewed and
industry publications

Advanced our ESG
5-year goals
with purpose driven mindset

Introduced
Daikyo CZ® 2.25mL
insert needle syringe
system

Customers received
three drug approvals using
SmartDose® device

WST Q4/FY 2022 Earnings

7

8 Purpose. Driven. ESG Priorities for 2022 and beyond WST Q4/FY 2022 Earnings Climate Strategy R&D for the Environment Waste in Operational Processes Responsible Supply Chain Talent Diversity Talent Engagement and Retention NASDAQ recognition of West’s Corporate Responsibility Report featured in Times Square, New York Creating a healthier environment through our sustainability efforts

Execute. Innovate. Grow.

Innovations for today's complex and sensitive molecules



West Ready Pack™ with Corning Valor® RTU Vials



Daikyo CZ® 2.25mL insert needle syringe system



FluroTec® 5-10mL cartridge plunger

WST Q4/FY 2022 Earnings

9

10 2023 Full-Year Guidance WST Q4/FY 2022 Earnings 2023 Full-Year Guidance Consolidated Net Sales $2.935 - $2.960 billion Adjusted-Diluted EPS $7.25 to $7.40 2023 New Share Repurchase Program • Authorized for up to $1 billion of share repurchase • No specified end date to this new repurchase program

11 Capacity Investments making progress across the Globe AMERICAS EXPANSION PROGRESS EUROPE EXPANSION PROGRESS ASIA PACIFIC EXPANSION PROGRESS Kinston Williamsport & Jersey Shore Waterford Kovin Eschweiler Jurong, Singapore 11WST Q4/FY 2022 Earnings

12 Fourth-Quarter 2022 Summary Results ($ millions, except earnings-per-share (EPS) data) Three Months Ended December 31 2022 2021 Reported Net Sales $708.7 $730.8 Gross Profit Margin 37.0% 41.1% Reported Operating Profit $129.7 $184.0 Adjusted Operating Profit (1) $158.7 $189.2 Reported Operating Profit Margin 18.3% 25.2% Adjusted Operating Profit Margin (1) 22.4% 25.9% Reported-Diluted EPS $1.36 $1.93 Adjusted-Diluted EPS (1) $1.77 $2.04 “Adjusted Operating Profit,” “Adjusted Operating Profit Margin” and “Adjusted-Diluted EPS” are Non-U.S. GAAP financial measures. See accompanying slides and the discussion under the heading “Non-U.S. GAAP Financial Measures” in today’s press release for an explanation and reconciliation of these items. (1) WST Q4/FY 2022 Earnings

Fourth-Quarter 2022 Organic Net Sales Growth

West



Overall Organic Net Sales Growth – 2.6% (Q4 2022)

Proprietary Products Q4 2022 organic net sales growth of 1.8% with sales of high-value products flat year over year

BIOLOGICS

(Mid-Single Digit)

Sales decline due to reduction in sales related to COVID-19 vaccines

GENERICS

Double-Digit

Sales led by high-value products, including Envision® components and Admin Systems

PHARMA

High-Single Digit

Sales led by high-value products, including NovaPure® and Westar® components

CONTRACT MANUFACTURING

Mid-Single Digit

Organic sales growth of 7%, led by increase in sales of medical device products

WST Q4/FY 2022 Earnings

13

14 Change in Consolidated Net Sales Fourth-quarter 2021 to 2022 ($ millions) WST Q4/FY 2022 Earnings

15 Gross Profit Update ($ millions) Three Months Ended December 31, 2022 2021 Proprietary Products Gross Profit $243.0 $282.4 Proprietary Products Gross Profit Margin 41.6% 46.3% Contract-Manufactured Products Gross Profit $19.1 $20.1 Contract-Manufactured Products Gross Profit Margin 15.4% 16.5% Consolidated Gross Profit $262.1 $300.6 Consolidated Gross Profit Margin 37.0% 41.1% WST Q4/FY 2022 Earnings

16 Cash Flow and Balance Sheet Metrics ($ millions) Cash Flow Items YTD Q4 2022 YTD Q4 2021 Depreciation and Amortization $120.6 $122.3 Operating Cash Flow $724.0 $584.0 Capital Expenditures $284.6 $253.4 Free Cash Flow $439.4 $330.6 Financial Condition December 31, 2022 December 31, 2021 Cash and Cash Equivalents $894.3 $762.6 Debt $208.9 $253.0 Equity $2,684.9 $2,335.4 Working Capital $1,400.5 $1,147.9 WST Q4/FY 2022 Earnings

17 Execute. Innovate. Grow. Delivering Unique Value to Customers and Patients Global Operational Effectiveness Across the Network Accelerating Investments for the Future Committed to patient health today and into the future WST Q4/FY 2022 Earnings

18 Eric M. Green President and Chief Executive Officer, Chair of the Board Bernard J. Birkett Senior VP and Chief Financial and Operations Officer Quintin Lai VP, Corporate Strategy & Investor Relations Q & A

19 Notes to Non-U.S. GAAP Financial Measures The Non-U.S. GAAP financial measures are incorporated into our discussion and analysis as management uses them in evaluating our results of operations and believes that this information provides users a valuable insight into our overall performance and financial position. A reconciliation of these adjusted Non-U.S. GAAP financial measures to the comparable U.S. GAAP financial measures is included in the accompanying tables. For the purpose of aiding the comparison of our year-over-year results, we may refer to net sales and other financial results excluding the effects of changes in foreign currency exchange rates. Organic net sales exclude the impact from acquisitions and/or divestitures and translate the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. We may also refer to financial results excluding the effects of unallocated items. The re-measured results excluding effects from currency translation, the impact from acquisitions and/or divestitures, and the effects of unallocated items are not in conformity with U.S. GAAP and should not be used as a substitute for the comparable U.S. GAAP financial measures. WST Q4/FY 2022 Earnings

20 Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 4) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS ($ millions, except EPS data) Three months ended December 31, 2022 Operating profit Income tax expense Net income Diluted EPS Reported (U.S. GAAP) $129.7 $28.9 $103.0 $1.36 Restructuring and related charges 25.4 2.4 23.0 0.30 Pension settlement - 0.3 0.9 0.02 Amortization of acquisition-related intangible assets 0.1 - 0.7 0.01 Cost investment activity 3.5 - 3.5 0.05 Tax law changes - (2.5) 2.5 0.03 Adjusted (Non-U.S. GAAP) $158.7 $29.1 $133.6 $1.77 WST Q4/FY 2022 Earnings Twelve months ended December 31, 2022 Operating profit Income tax expense Net income Diluted EPS Reported (U.S. GAAP) $734.0 $114.7 $585.9 $7.73 Restructuring and related charges 23.8 2.0 21.8 0.29 Pension settlement - 20.6 31.6 0.42 Amortization of acquisition-related intangible assets 0.7 0.1 2.8 0.04 Cost investment activity 3.5 - 3.5 0.05 Royalty acceleration - 1.3 (1.3) (0.02) Tax law changes - (5.7) 5.7 0.07 Adjusted (Non-U.S. GAAP) $762.0 $133.0 $650.0 $8.58

Notes to Non-U.S. GAAP Financial Measures

RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED)

See "Notes to Non-U.S. GAAP Financial Measures", "Safe Harbor Statement" (Slide 4) and today's press release for an explanation and reconciliation of these items.

West

Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS

($ millions, except EPS data)

Three months ended December 31, 2021	Operating profit	Income tax expense	Net income	Diluted EPS
Reported (U.S. GAAP)	$184.0	$34.2	$147.7	$1.93
Pension settlement	-	0.3	0.8	0.01
Cost investment activity	2.5	-	2.5	0.03
Restructuring and related charges	(0.3)	(0.1)	(0.2)	-
Amortization of acquisition-related intangible assets	0.2	-	0.7	0.01
Asset impairment	2.8	-	2.8	0.04
Royalty acceleration	-	(2.0)	2.0	0.02
Adjusted (Non-U.S. GAAP)	$189.2	$32.4	$156.3	$2.04

Twelve months ended December 31, 2021	Operating profit	Income tax expense	Net income	Diluted EPS
Reported (U.S. GAAP)	$752.3	$107.2	$661.8	$8.67
Pension settlement	-	0.5	1.5	0.02
Cost investment activity	4.3	(0.1)	4.4	0.06
Restructuring and related charges	2.2	0.4	1.8	0.02
Amortization of acquisition-related intangible assets	0.8	0.1	2.8	0.04
Asset impairment	2.8	-	2.8	0.04
Royalty acceleration	-	18.5	(18.5)	(0.25)
Tax law changes	-	1.4	(1.4)	(0.02)
Adjusted (Non-U.S. GAAP)	$762.4	$128.0	$655.2	$8.58

WST Q4/FY 2022 Earnings

21

22 Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 4) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Net Sales to Organic Net Sales (1) ($ millions) Organic net sales exclude the impact from acquisitions and/or divestitures and translate the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. (1) Three months ended December 31, 2022 Proprietary CM Eliminations Total Reported net sales (U.S. GAAP) $584.8 $123.9 $- $708.7 Effect of changes in currency translation rates 35.3 6.0 - 41.3 Organic net sales (Non-U.S. GAAP) (1) $620.1 $129.9 $- $750.0 WST Q4/FY 2022 Earnings Twelve months ended December 31, 2022 Proprietary CM Eliminations Total Reported net sales (U.S. GAAP) $2,406.8 $480.4 $(0.3) $2,886.9 Effect of changes in currency translation rates 138.6 24.0 - 162.6 Organic net sales (Non-U.S. GAAP) (1) $2,545.4 $504.4 $(0.3) $3,049.5

23 Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 4) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported-Diluted EPS Guidance to Adjusted-Diluted EPS Guidance 2022 Actual 2023 Guidance % Change Reported-diluted EPS (U.S. GAAP) $7.73 $7.21 to $7.36 (6.7%) to (4.8%) Restructuring and related charges 0.29 - Pension settlement 0.42 - Amortization of acquisition-related intangible assets 0.04 0.04 Cost investment activity 0.05 - Royalty acceleration (0.02) - Tax law changes 0.07 - Adjusted-diluted EPS (Non-U.S. GAAP) (1) $8.58 $7.25 to $7.40 (15.5%) to (13.8%) (1) See “Full-year 2023 Financial Guidance” and “Non-U.S. GAAP Financial Measures” in today’s press release for additional information regarding adjusted-diluted EPS. We have opted not to forecast 2023 tax benefits from stock-based compensation in upcoming quarters, as they are out of the Company’s control. Instead, we recognize the benefits as they occur. In 2022, tax benefits associated with stock-based compensation increased adjusted-diluted EPS by $0.22. Any future tax benefits associated with stock- based compensation that we receive in 2023 would provide a positive adjustment to our full-year EPS guidance. WST Q4/FY 2022 Earnings